UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 2, 2010
Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15415 Katy Freeway
Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:	(281) 492-5300
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On March 2, 2010, Diamond Offshore Drilling, Inc. (the “Company”) issued a press release announcing that the Company has received notifications of award for three term drilling contracts from Petrobras in Brazil. As described in such press release, the commitments for the three floating drilling rigs would generate combined maximum total revenue of approximately $1.4 billion, excluding potential performance bonus payments and any potential contract extensions, and represent at least 11 years of contract drilling backlog. Filed herewith is a copy of such press release.
     Statements in this report that contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding commitments for drilling work or contracts, the notifications of award for three term drilling contracts, related contract drilling backlog, potential revenue related to such contracts, potential performance bonuses, future cash flows, the term and start date of future contracts, consummation of awarded contracts, potential contract extensions, future dayrates, mobilizations of rigs, commencement of work, potential conversions of contract periods and rig utilization rates. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, the risk that a notification of contract award or commitment may not result in a binding contract, the risk that a binding contract could be terminated and the risk that factors outside of the Company’s control may adversely impact the amount of profit realized from a contract, as well as general economic and business conditions, changes in oil and natural gas prices, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit number	Description
99.1	Press release dated March 2, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.
	By:	/s/ William C. Long
William C. Long
Dated: March 2, 2010		Senior Vice President, General Counsel and Secretary

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